Vanguard Target Retirement Funds

Supplement to the Prospectus Dated January 27, 2015

Prospectus Text Changes

The Investing in Vanguard Target Retirement Funds section is restated as follows:

Investing in Vanguard Target Retirement Funds

This prospectus provides information about the Vanguard Target Retirement Funds, a group of mutual funds that separately invest in up to five other Vanguard stock and bond mutual funds. Because the Funds invest in other funds, rather than in individual securities, each Fund is considered a “fund of funds.”

Each Target Retirement Fund is designed to provide an investment portfolio for investors who would rather use asset allocations developed by Vanguard than try to build their own retirement investment portfolios. The Funds are constructed based on our investment experience that, over the long term, stocks generally provide greater growth opportunities and greater risk than bonds, and bonds generally provide more income and lower volatility than stocks. The year in the Fund name refers to the approximate year (the target date) when an investor in the Fund would retire and leave the workforce. The year-specific Target Retirement Funds strive to produce more income and lower volatility as the target year approaches.

The Target Retirement Funds do not provide guaranteed income or payouts, nor can they ensure that you will have assets in your account sufficient to cover your retirement expenses or that you will have enough saved to be able to retire in the target year identified in the fund name. That will depend on the amount of money you have invested in your Target Retirement Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

Once you determine your expected retirement year, you can consider choosing a Target Retirement Fund close to that date. As the target year approaches, the Funds’ asset allocations begin to shift their emphasis away from stocks and toward bond investments to help provide more income and help reduce volatility. The Target Retirement Income Fund is intended for investors currently in retirement, and its asset allocation is expected to remain stable over time. Because we anticipate that you will live for many years after you retire, the Target Retirement Funds will continue to have significant investments in stocks even as you approach, and then begin, retirement.

The asset allocations Vanguard has selected for the Target Retirement Funds are based on our investment experience and are geared to the average investor. If you wish to take on less (or more) risk, you can do so by selecting Target Retirement Funds with target dates earlier (or later) than your expected retirement date.

Vanguard may change the selection of underlying funds or the allocation of assets to those funds at any time without prior notice to shareholders.

A Similar But Distinct Group of Vanguard Funds

The Funds offered by this prospectus should not be confused with the Vanguard Institutional Target Retirement Funds, a separate group of Vanguard funds of funds that is generally for investors who invest a minimum of $100 million. To obtain a prospectus for the Vanguard Institutional Target Retirement Funds, please call 800-662-7447 (if you are an individual investor) or 888-809-8102 (if you are a client of Vanguard’s Institutional Division).

Plain Talk About Fund of Funds

The term “fund of funds” is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests.
A fund of funds is best suited for long-term investors.

In the More on the Funds section, the following replaces similar introductory text under the heading “Asset Allocation Framework”:

Asset allocation—that is, dividing your investment among stocks, bonds, and short-term investments—is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Target Retirement Funds are designed to provide you with a single Fund whose asset allocation changes over time and becomes more conservative as you approach retirement, meaning that the percentage of assets allocated to stocks will decrease while the percentage of assets allocated to bonds and other fixed income investments will increase.

The following table shows the targeted asset allocation for each Fund. As of the date of this prospectus, each Fund invested in Investor Shares of each underlying Vanguard Fund. Share class changes may be made without prior notice to shareholders.

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